UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2009
PINNACLE FINANCIAL PARTNERS, INC.

(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Commerce Street, Suite 300, Nashville, Tennessee	37201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 744-3700
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On June 2, 2009, senior management of Pinnacle Financial Partners, Inc., a Tennessee corporation (the “Company”) will present a slide presentation at the Stephens Inc. Spring Investment Conference, a copy of which is attached hereto as Exhibit 99.1. This information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and, except as specifically provided in Item 8.01 Other Events below, the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 of the Exchange Act. Furthermore, except for the information incorporated by reference into Item 8.01 Other Events below, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
Item 8.01 Other Events.
     All of the information set forth on slides number 2, 8, 13, 20 and 21 of Exhibit 99.1 and that portion of the information that relates solely to the Company on slides number 9 and 14 of Exhibit 99.1 (but not the information related to peers on slides number 9 and 14 of Exhibit 99.1) is incorporated herein by reference and shall be considered “filed” for purposes of Section 18 of the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	PowerPoint Presentation dated June 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By: Name:	/s/ Harold R. Carpenter Harold R. Carpenter
Title:	Executive Vice President and Chief Financial Officer
Date: June 2, 2009

EXHIBIT INDEX
99.1	PowerPoint Presentation dated June 2009